State Street Institutional Investment Trust

One Lincoln Street

Boston, MA 02111

May 21, 2013

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention: Office of Filings, Information & Consumer Service

RE:	State Street Institutional Investment Trust (the “Registrant”)

File Nos.: 811-09819 and 333-30810

Dear Sir/Madam:

Pursuant to Rule 497 under the Securities Act of 1933, as amended, please find the XBRL-coded version of prospectus disclosure for the Class M Shares of Street Institutional Liquid Reserves Fund, a series of the above-referenced Registrant. The attached XBRL-coded prospectus disclosure is based on the disclosure found in the Rule 497 filing for the Registrant on May 1, 2013.

Any comments or questions with respect to this filing should be directed to my attention at (617) 662-3967.

Sincerely,

/s/ Mark E. Tuttle
Mark E. Tuttle
Assistant Secretary